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EXHIBIT 10.2

                 AMENDMENT NO. 1 TO EARLY LOAN PAYOFF AGREEMENT

         This AMENDMENT NO. 1 TO EARLY LOAN PAYOFF AGREEMENT (this "PAYOFF AMENDMENT"), dated effective as of January 30, 2009, is made by and among Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company"), WMC-SA, Inc., a California corporation ("WMC-SA"), WMC-A, Inc., a California corporation ("WMC-A"), Chapman Medical Center, Inc., a California corporation ("CHAPMAN"), Coastal Communities Hospital, Inc., a California corporation ("COASTAL"), Medical Provider Financial Corporation I, a Nevada corporation ("MPFC I"), Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II"), Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") and Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation ("HFMA"). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the ELPA (as defined below).

                                 R E C I T A L S

         WHEREAS, the parties entered into an Early Loan Payoff Agreement ("ELPA") effective July 18, 2008, pursuant to which Lenders granted to Borrowers the right and option to extend the Maturity Dates under the $80 Million Credit Agreement and the $50 Million Credit Agreement for one additional year, and HFMA agreed to amend the 4.95% Warrant and the 31.09% Warrant in the manner set forth therein.

         WHEREAS, Borrowers have requested that Lenders agree to modify certain terms of the ELPA in order to facilitate Borrower's ability to consummate the early payoff contemplated thereby.

         WHEREAS, Lenders and HFMA have agreed to Borrowers' request, on the terms and conditions set forth below.

                                A G R E E M E N T

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Payoff Amendment and the ELPA, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. DEFINED TERMS.

                  (a) The following defined terms contained in the ELPA are hereby amended and restated as follows:

                           "AGREEMENT" means the ELPA, as amended effective as
                  of the effective date of the Payoff Amendment.

                           "FIRST CLOSING DATE" means July 18, 2008.


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                           "SECOND CLOSING DATE" means the Additional Shares
                  Closing Date (as defined in the Securities Purchase Agreement) or the first Business Day thereafter.

                           "SECOND PAYOFF AMOUNT" means $1,000,000.

                           "SECURITIES PURCHASE AGREEMENT" means that certain
                  Securities Purchase Agreement dated effective as of July 18, 2008, as amended from time to time, among the Company, Kali P. Chaudhuri, M.D. ("DR. CHAUDHURI"), and William E. Thomas, an individual ("MR. THOMAS").

                  (b) The following defined term is added to the ELPA in appropriate alphabetical order:

                           "FULL PAYOFF AMOUNT" means all outstanding principal,
                  accrued and unpaid interest, and other payment obligations then due and owing under the $10.7 Million Credit Agreement and $10.7 Million Note.

                           "SPR CLOSING" means an SPR Closing (as defined in the
                  Securities Purchase Agreement).

                           "SPR CLOSING DATE" means an SPR Closing Date (as
                  defined in the Securities Purchase Agreement) or the first Business Day thereafter, or such other date as all of the parties and Dr. Chaudhuri may agree.

         2. EARLY PAYOFF OF $10.7 MILLION CREDIT AGREEMENT. Section 2.1(b) of the ELPA is hereby amended and restated in its entirety as follows:

                  "(b) (i) On the Second Closing Date, the Company shall pay or cause to be paid to MPFC III, in immediately available funds, the Second Payoff Amount. MPFC III confirms that the rate of interest applicable to the $10.7 Million Note as of the Second Closing Date is the Interest Rate defined in the $10.7 Million Credit Agreement, and that the outstanding principal balance of the $10.7 Million Note as of the date of execution of the Payoff Amendment is $6,968,268.05 and the Stated Maturity Date of the $10.7 Million Note is October 8, 2010.

                           (ii) On each SPR Closing Date, if any, the Company shall pay or cause to be paid to MPFC III, in immediately available funds, the Investment Amount (as defined in the Securities Purchase Agreement) paid to the Company at the SPR Closing.

                           (iii) On the SPR Closing Date, if any, at which the aggregate Investment Amount paid on or prior to that SPR Closing Date equals the Maximum Investment Amount (as defined in the Securities Purchase Agreement), the Company will pay or cause to be paid to MPFC III, in immediately available funds, the Full Payoff Amount.


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                           (iv) Regardless of whether one or more SPR Closings
         occurs and regardless of whether the Company receives the Maximum Investment Amount at one or more SPR Closings, the Company may elect to pay or cause to be paid to MPFC III, in immediately available funds, the Full Payoff Amount prior to the Maturity Date (as defined in the $10.7 Million Credit Agreement) in accordance Section 1.4(a)(iii) of the $10.7 Million Credit Agreement.

         3. OPTION TO EXTEND MATURITY DATES UNDER $80 MILLION CREDIT AGREEMENT AND $50 MILLION CREDIT AGREEMENT; AMENDMENT OF 4.95% WARRANT AND 31.09% WARRANT. The introductory clause of Section 2.2(a) of the ELPA, which currently reads "(a) On condition that payment of the First Payoff Amount has been made pursuant to Section 2.1(a) hereof," is hereby amended and restated to read in its entirety as follows:

                           "(a) On condition that payment of the Full Payoff
                  Amount has been made on or prior to January 30, 2010,".

         4. NO THIRD-PARTY BENEFICIARIES. Section 3.7 of the ELPA is hereby amended and restated to read in its entirety as follows:

                           "3.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is
                  intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Dr. Chaudhuri with respect to the definitions of First Closing Date, Second Closing Date and SPR Closing Date."

         5 EFFECT OF AMENDMENT. A new Section 3.14 is hereby inserted immediately following Section 3.13 as follows:

                           "3.14 EFFECT OF AMENDMENT. Except as specifically
                  amended by the Payoff Amendment, all terms, conditions, covenants, representations and warranties contained in this Agreement remain in full force and effect."


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Payoff
Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INTEGRATED HEALTHCARE HOLDINGS, INC.,      WMC-A, INC., a California
a Nevada corporation                       corporation


By: /S/ KEN WESTBROOK                      By: /S/ KEN WESTBROOK
    ----------------------------------         ---------------------------------
Ken Westbrook, President and CEO           Ken Westbrook, President and CEO

WMC-SA, INC., a California                 CHAPMAN MEDICAL CENTER, INC.,
corporation                                a California corporation


By: /S/ KEN WESTBROOK                      By: /S/ KEN WESTBROOK
    ----------------------------------         ---------------------------------
Ken Westbrook, President and CEO           Ken Westbrook, President and CEO


COASTAL COMMUNITIES HOSPITAL, INC.,        MEDICAL PROVIDER FINANCIAL
a California corporation                   CORPORATION I, a Nevada corporation


By: /S/ KEN WESTBROOK                      By: /S/ JOSEPH J. LAMPARIELLO
    ----------------------------------         ---------------------------------
Ken Westbrook, President and CEO           Joseph J. Lampariello, President
                                             and COO


MEDICAL PROVIDER FINANCIAL                 MEDICAL PROVIDER FINANCIAL
CORPORATION II, a Nevada corporation       CORPORATION III, a Nevada corporation


By: /S/ JOSEPH J. LAMPARIELLO              By: /S/ JOSEPH J. LAMPARIELLO
    ----------------------------------         ---------------------------------
Joseph J. Lampariello, President           Joseph J. Lampariello, President
  and COO                                    and COO


HEALTHCARE FINANCIAL MANAGEMENT
& ACQUISITIONS, INC.

By: /S/ JOSEPH J. LAMPARIELLO
    ----------------------------------
Joseph J. Lampariello, President
  and COO


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